MICROELECTRONICS TECHNOLOGY COMPANY


    FORM 8-K
( Current report filing )



Filed 09/24/09 for the Period Ending 09/18/09




Telephone	(8610) 5921-2300

CIK		0001329136

Symbol		CYTV

SIC Code	1000 - Metal Mining

Industry	Gold & Silver

Sector		Basic Materials

Fiscal Year	06/30







UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report ( Date of Earliest Event Reported ) : September 18, 2009

MICROELECTRONICS TECHNOLOGY COMPANY
( Exact name of registrant as specified in its charter )

Nevada
( State or Other Jurisdiction of Incorporation )

333 - 130767
( Commission File Number )

N/A
( I. R. S. Employer Identification No. )

8th floor, MeiLinDaSha, Ji 2, GongTi Road, East, Beijing, China 10027 ( Address of principal executive offices, including zip code. )

(8610) 5921-2300
( Registrant's Telephone Number, Including Area Code )

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CRF 240.14d-2(b) )
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CRF 240.13e-4(c) )




Item 5.03 Amendments to Articles of Incorporation or
Bylaws; Change in Fiscal Year


On August 31, 2009, the Board of Directors of China YouTV
Corp., approved a proposal to change the name of China
YouTV Corp. to Microelectronics Technology Company. The stock ticker symbol is still waiting for approval.

On August 31, 2009, the Company filed Articles of Amendment with respect to the name change (the "Article of Amendment") The effective date shall be on September 18, 2009.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


       Microelectronics Technology Company

	By :  /s/  Michael Lee
		   -----------
	           Michael Lee
		 Secretary & Director

September 24, 2009